                                                                     Exhibit 4.1


  COMMON STOCK                                                    COMMON STOCK
     NUMBER                    [LOGO] VNUS(R)                        SHARES
   VNUS                  -----------------------------
                           MEDICAL TECHNOLOGIES, INC.
INCORPORATED UNDER THE                                  SEE REVERSE FOR CERTAIN
LAWS OF THE STATE OF                                   DEFINITIONS AND IMPORTANT
    DELAWARE                                              NOTICE OF TRANSFER
                                                        RESTRICTIONS AND OTHER
                                                              INFORMATION

                                                          CUSIP 928566 10 8

     This Certifies that



  is the record holder of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE OF

                        VNUS MEDICAL TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                          [VNUS MEDICAL TECHNOLOGIES, INC. SEAL]

/s/ Timothy A. Marcotte                                    /s/ Brian E. Farley
 VICE PRESIDENT, CHIEF                                     PRESIDENT AND CHIEF
   FINANCIAL OFFICER                                        EXECUTIVE OFFICER
     AND SECRETARY

                                                   COUNTERSIGNED AND REGISTERED:
                                                 U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR
                                        BY:

                                                            AUTHORIZED SIGNATURE
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                        VNUS MEDICAL TECHNOLOGIES, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.
_______________________________________________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common      UNIF GIFT MIN ACT-_______Custodian________
                                                      (Cust)           (Minor)

TEN ENT-  as tenants by the entireties            under Uniform Gifts to Minors

                                                  Act _________________________
 JT TEN-  as joint tenants with                               (State)
          right of survivorship
          and not as tenants in
          common                  UNIF TRF MIN ACT-______Custodian (until age__)
                                                   (Cust)

                                                   ______under Uniform Transfers
                                                   (Minor)

                                                   to Minors Act ______________
                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________hereby sell, assign and transfer(s) unto

_______________________________________________________________________________

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
____________________________________
\                                  /
\__________________________________/

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________  X ___________________________________

                                        X ___________________________________
                                          NOTICE: THE SIGNATURE TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME(S) AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By _________________________________
   THE SIGNATURE(S) MUST BE
   GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION, (BANKS,
   BROKERS, SAVINGS ASSOCIATIONS AND
   CREDIT UNIONS WITH MEMBERSHIP IN
   AN APPROVED SIGNATURE GUARANTEE
   MEDALLION PROGRAM), PURSUANT TO
   S.E.C. RULE 17Ad-15.